                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                November 15, 1999


                                  ADVOCAT INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                    001-12996              62-1559667
            --------                    ---------              ----------
(State or other jurisdiction of      (Commission File           (Employer
        incorporation)                   Number)          Identification Number)


          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
          -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575
                    ----------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                       ------------------------------------
                         (Former name or former address,
                          if changed since last report)

ITEM 5.      OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces that it filed a Notice of Late Filing on Form 12b-25 with respect to the quarter ended September 30, 1999. A press release dated November 16, 1999 relating to the quarter is attached to this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ADVOCAT INC.

                                            By: /s/ Richard B. Vacek, Jr.
                                               ---------------------------------
                                               Richard B. Vacek, Jr.
                                               Chief Financial Officer


Date:  November 16, 1999



                                  Exhibit Index

Exhibit No.
-----------
99.1                  Press release dated November 16, 1999.









                                        2